Exhibit 99.1

INDIANA COMMERCIAL COURT
STATE OF INDIANA	)	MARION COUNTY SUPERIOR COURT
) SS:
COUNTY OF MARION	)	LEAD CAUSE NO. 49D01-1708-CT-033115
)
IN RE CELADON GROUP, INC.	)
SHAREHOLDER DERIVATIVE LITIGATION	) Consolidated with:
)
) Cause No. 49D06-1709-CT-033758
________________________________________	)
) Judge Heather Welch
) Civil Division 1
This Document Relates to:	) City-County Bldg., W-441
)
ALL Actions	)
)

NOTICE OF PENDENCY OF STOCKHOLDER DERIVATIVE ACTION, PROPOSED SETTLEMENT OF STOCKHOLDER DERIVATIVE ACTION, SETTLEMENT HEARING, AND RIGHT TO APPEAR

TO:  ALL RECORD AND BENEFICIAL HOLDERS OF THE COMMON STOCK OF CELADON GROUP, INC. (“CELADON” OR THE “COMPANY”) AS OF THE CLOSE OF BUSINESS ON JANUARY 4, 2019 (“CURRENT CELADON STOCKHOLDERS”), EXCLUDING DEFENDANTS AND THEIR SUCCESSORS-IN-INTEREST.
PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY.  THIS NOTICE RELATES TO A PROPOSED SETTLEMENT AND DISMISSAL OF STOCKHOLDER DERIVATIVE LITIGATION AND CONTAINS IMPORTANT INFORMATION REGARDING YOUR RIGHTS.  YOUR RIGHTS MAY BE AFFECTED BY THE SETTLEMENT OF THE ACTIONS.
IF THE COURT APPROVES THE SETTLEMENT AND DISMISSAL OF THE STOCKHOLDER DERIVATIVE LITIGATION, CELADON STOCKHOLDERS WILL BE FOREVER BARRED FROM CONTESTING THE APPROVAL OF THE PROPOSED SETTLEMENT AND FROM PURSUING THE RELEASED CLAIMS.  THIS ACTION IS NOT A “CLASS ACTION.”  THERE IS NO MONETARY RECOVERY OR COMMON FUND FROM WHICH YOU CAN MAKE A CLAIM FOR A MONETARY PAYMENT.
YOU ARE HEREBY NOTIFIED, pursuant to Rule 23.1 of the Indiana Rules of Trial Procedure and An Order of the Indiana Commercial Court venued in Marion County Superior Court 1 (the “Court”), of the pendency and settlement of (1) the above-captioned stockholder derivative action, which was brought by plaintiff Michael Miles on behalf of and for the benefit of the Company, and (2) additional stockholder derivative actions identified below pending in the Court of Chancery of the State of Delaware and the United States District Court for the Southern District of Indiana.  This Notice is not and should not be construed as an expression of any opinion by the Court with respect to the merits of the claims made in these actions, but is merely to advise you of the proposed Settlement and of your rights as a Current Celadon Stockholder.
PENDING ACTIONS
1.          On January 4, 2019, the Company, in its capacity as a nominal defendant, and the Individual Defendants, who are current and former officers and directors of the Company, entered into a Stipulation of Settlement (the “Stipulation”) in the shareholder derivative actions filed against certain current and former directors and officers of the Company, and against the Company as a nominal defendant in (1) the Indiana Commercial Court venued in Marion County Superior Court 1, titled In re Celadon Group, Inc. Shareholder Derivative Action filed in Lead Case No. 49D01-1708-CT-033115 (consolidated with Case No. 49D06-1709-CT-033758 (the “Hermas Complaint”)) (the “Indiana State Court Action”), (2) the Delaware Court of Chancery (the “Delaware Court”), titled Estrada v. Will, et al., Case No. 2017-0683-AGB (Del. Ch.) (the “Delaware Action”), and (3) the United States District Court for the Southern District of Indiana (the “Indiana Federal Court”), titled In re Celadon Group, Inc. Shareholder Derivative

Litigation, Lead Case No. 1:18-cv-01424-TWP-DLP (consolidated with No. 1:18-cv-01868-SEB-DLP) (the “Indiana Federal Court Action”).  The Miles Complaint has been designated as the Operative Complaint in the Indiana State Court Action.  The Indiana State Court Action, the Delaware Action, and the Indiana Federal Court Action collectively are referred to as the “Actions.”1
2.          This Notice does not describe all of the details of the Stipulation, which sets forth the background of the Actions and the full terms of the Settlement.  For full details of the matters discussed in this Notice, please see the full Stipulation, which is attached as an exhibit to a Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (“SEC”) on February 8, 2019 and available for review on the “Investor” section of the Company’s website, www.celadontrucking.com, or contact Plaintiffs’ Settlement Counsel at the address listed below:
Shane Sanders
ROBBINS ARROYO LLP
540 Shoreham Place
San Diego, CA 92122
Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Erica Stone
THE ROSEN LAW FIRM, P.A
275 Madison Avenue, 34th Floor
New York, NY 10016

Samuel E. Bonderoff
ZAMANSKY LLC
50 Broadway, 32nd Floor
New York, NY 10004

BACKGROUND
3.          On August 28, 2017, Plaintiff Miles commenced in the Court the Indiana State Court Action, asserting claims derivatively on behalf of Celadon.  Plaintiff Miles alleged, in part, that the Individual Defendants, who are current and former officers and directors of the Company, breached their fiduciary duties and were unduly enriched.  Additional Celadon stockholders subsequently filed similar derivative actions with the Court, the Delaware Court, and the Indiana Federal Court, as set forth in Paragraph 1 above.  In addition to the Individual Defendants, the plaintiffs in the Delaware Action and the Indiana Federal Action named as a

1 All capitalized terms not otherwise defined in this Notice shall have the meaning provided in the Stipulation.

defendant, BKD, LLP (“BKD”), the Company’s former independent auditor.  The plaintiffs in the Indiana Federal Action, in addition to asserting claims for breach of fiduciary duty against the Individual Defendants, asserted claims against (a) the Individual Defendants for violations of Section 14(a) of the Securities Exchange Act of 1934, unjust enrichment, abuse of control, gross mismanagement, and waste of corporate assets, and (b) against BKD for aiding and abetting the Individual Defendants’ alleged misconduct.
4.          In July 2018, the Parties engaged Robert A. Meyer, Esq. of JAMS (the “Mediator”), a well-respected and highly experienced mediator, to assist them in exploring a potential negotiated resolution of the Actions.  On August 9, 2018, counsel for the Parties attended an in-person, all-day mediation session with the Mediator in New York, New York in an attempt to reach a settlement.  The mediation involved an extended effort to settle the claims and was preceded by the exchange of mediation statements and other information by the Parties, as well as Plaintiffs’ submission of extensive settlement demands.  The Parties did not resolve the Actions at the August 9, 2018 mediation session, but continued discussions thereafter with Mr. Meyer’s input.  The Parties reached an agreement in principle to settle the claims against the Settling Defendants alleged in the Actions on August 15, 2018, pursuant to the terms set forth in a settlement term sheet, which became effective when executed by all parties as of September 26, 2018.
PLAINTIFFS’ SETTLEMENT COUNSEL’S INVESTIGATION
5.          Plaintiffs, through Plaintiffs’ Settlement Counsel, conducted a thorough investigation relating to the claims, defenses, and underlying events and transactions that are the subject of the Actions.  This process included, among other things:  (i) reviewing and analyzing documents filed publicly by Celadon with the SEC; (ii) reviewing and analyzing publicly available information, including press releases, news articles, and other public statements issued by or concerning the Defendants; (iii) reviewing and analyzing research reports issued by financial analysts concerning Celadon; (iv) reviewing and analyzing pleadings filed in other pending litigation naming certain Defendants in the Actions as defendants; (v) reviewing and analyzing documents and other confidential submissions provided by Celadon and/or the Individual Defendants in connection with the mediation (discussed above); (vi) researching the applicable law governing the Claims and potential defenses thereto; (vii) researching and drafting the respective shareholder derivative complaints filed in the Actions; (viii) researching corporate governance issues; (ix) preparing extensive settlement demands and corporate governance remedial measures proposals; (x) attending an in-person, full-day mediation and preparing comprehensive mediation statements in advance of the mediation; and (xi) engaging in extensive settlement discussions with Settling Defendants’ Counsel.
6.          Plaintiffs believe that the claims asserted in the Actions have substantial merit and that the information developed to date supports the claims asserted, and Plaintiffs’ entry into the Stipulation and Settlement is not intended to be and shall not be construed as an admission or concession concerning the relative strength or merit of the allegations and claims asserted in the Action.  However, Plaintiffs and Plaintiffs’ Settlement Counsel recognize the expense and length of continued proceedings necessary to prosecute the Actions through trial and appeals.  Plaintiffs and Plaintiffs’ Settlement Counsel have taken into account the uncertain outcome and the risk of any litigation, especially in complex actions such as the Actions, as well as the difficulties and delays inherent in such litigation.  Plaintiffs’ Settlement Counsel also are mindful of the problems of proof and the possible defenses to the claims and damages alleged in the Actions.  Finally, Plaintiffs and Plaintiffs’ Settlement Counsel have considered Celadon’s financial condition and circumstances, and the potential impact on the Company of indemnifying and/or advancing fees and expenses to each of the Individual Defendants in the event that litigation of the Actions continued, as well as the terms and limits of applicable insurance.
7.          Plaintiffs and Plaintiffs’ Settlement Counsel identified and negotiated the remedial governance measures set forth at Exhibit A to the Stipulation in order to address issues giving rise to the claims alleged in the Actions.  Plaintiffs and Plaintiffs’ Settlement Counsel therefore believe that the adoption of such remedial governance measures will confer substantial benefits on the Company and its shareholders.  Based on Plaintiffs’ Settlement Counsel’s thorough investigation, review, analysis, and evaluation of the relevant facts and circumstances, allegations, defenses, and controlling legal principles, Plaintiffs and Plaintiffs’ Settlement Counsel have determined that it is desirable to settle the Actions upon the terms and subject to the conditions set forth in the Stipulation.  Plaintiffs and Plaintiffs’ Settlement Counsel believe that the Settlement, including the remedial corporate governance measures, is fair, reasonable and adequate, confers substantial benefits upon Celadon, and is in the best interests of Celadon and its shareholders.
THE INDIVIDUAL DEFENDANTS’ DENIALS OF WRONGDOING AND LIABILITY
8.          Each Individual Defendant denies that he or she engaged in any wrongdoing or committed or caused any act or omission giving rise to any liability or violation of law, including the U.S. securities laws.  In addition, each Individual Defendant denies Plaintiffs’ allegations as to himself or herself.  However, in deciding to enter into the Settlement set forth in the Stipulation, the Individual Defendants have taken into account the uncertainty and risks inherent in any litigation, especially in complex cases such as the Actions, and have also concluded that further litigation would be burdensome, protracted, and expensive.  The Settlement and the Stipulation do not constitute any concession or admission of any wrongdoing or liability whatsoever by the Individual Defendants.
THE SETTLEMENT
I.	Remedial Governance Measures
9.          The Stipulation and the Settlement contemplated therein (the “Settlement”) provide that not later than thirty (30) days after the Effective Date, Celadon’s Board of Directors will adopt by resolution, or other means as appropriate, the remedial governance measures set forth in Exhibit A to the Stipulation and as Exhibit A hereto.  These measures shall remain in effect for not less than six (6) years and have been approved by Celadon’s entire Board of Directors.  Celadon and its Board of Directors acknowledge that the filing, prosecution, and resolution of the Actions were a substantial contributing factor in the adoption, implementation, and maintenance of these agreed upon remedial corporate governance measures, and that the measures confer a substantial benefit upon Celadon.

II.	Attorneys’ Fees and Expenses
10.           In addition to the adoption of the remedial corporate governance measures set forth in Exhibit A to the Stipulation, the Settlement requires the Company to pay to Plaintiffs’ Settlement Counsel attorneys’ fees and expenses in the amount of $550,000 (the “Fee and Expense Amount”), subject to Court approval, and to pay Plaintiffs Service Awards in an amount not to exceed $1,500 each, which will be funded from the Fee and Expense Amount.
III.	Releases and Dismissal
11.          If the Settlement is approved, the Court will enter a Final Judgment.  Pursuant to the Judgment, upon the Effective Date of the Settlement, the Indiana State Court Action will be dismissed with prejudice and the following releases will occur:
Release of Claims by Plaintiffs, Celadon, and All Celadon Shareholders:  By operation of the Judgment, as of the Effective Date, Plaintiffs, Celadon, and all Celadon Shareholders, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, predecessors, successors, and assigns, shall be deemed to have fully, finally, and forever waived, released, relinquished, discharged, and dismissed with prejudice each and every one of the Released Claims against each and every one of the Released Persons and shall forever be barred and enjoined from commencing, instituting, asserting, prosecuting, participating in, or maintaining any of the Released Claims against any of the Released Persons.
“Released Claims” means any and all claims, rights, demands, disputes, causes of action or liabilities of any kind, nature and character whatsoever, whether based on state, local, federal, statutory or common law, or any other law, rule or regulation, whether foreign or domestic, whether fixed or contingent, accrued or unaccrued, liquidated or unliquidated, at law or in equity, matured or unmatured, whether known or unknown including, without limitation, Unknown Claims (as defined below) (collectively, “Claims”) against any of the Released Persons that (i) were asserted or alleged in any of the complaints filed in the Actions, or (ii) could have been, or could in the future be, asserted or alleged in the Actions or in any other forum or proceeding by any Person (including but not limited to Plaintiffs) derivatively on behalf of Celadon, or by Celadon itself, and arise out of, or are related, directly or indirectly, in any way, to any of the allegations, transactions, facts, matters, actions, practices, conduct, events, disclosures, non-disclosures, occurrences, representations, statements, misrepresentations, acts, omissions, or failures to act that were asserted or alleged in any of the complaints filed in the Actions and relate to Celadon; provided, however, that Released Claims do not include (i) Claims relating to the enforcement of the Settlement; (ii) any federal securities law claims currently asserted in the class action entitled In re Celadon Group, Inc. Securities Litigation, Case No. 17-cv-02828-JFK (S.D.N.Y.); (iii) any governmental or regulatory agency’s claims, if any, in any criminal or civil action against any of the Released Persons, or the potential to recover therefrom; (iv) any rights or Claims by any Released Person relating to contribution, indemnification and/or advancement of legal fees and expenses from Celadon or its affiliates, and any defenses, counterclaims, and/or cross-claims by any Released Person relating thereto; or (v) any rights or Claims by any Released Person for insurance coverage from insurers or any insurance policy under which any Released Person may be covered, or any defenses by such insurers relating thereto.

“Released Persons” means (a) Celadon, (b) the Individual Defendants, (c) any person, partnership, firm, corporation, limited liability company, trust, or other entity or organization in which Celadon or any Individual Defendant has a controlling interest, and (d) with respect to each of the Persons in subsections (a), (b), and (c), their respective past or present directors, officers, employees, insurers, attorneys, partners, principals, trustees, affiliates, subsidiaries, parents, successors, predecessors, heirs, Immediate Family, and any trust of which any Individual Defendant is the settlor or which is for the benefit of any Individual Defendant’s Immediate Family.  For the avoidance of doubt, Released Persons (i) include Leslie Tarble (“Tarble”) and Michael Gabbei (“Gabbei”), who, together with the Individual Defendants, were named as defendants in the Hermas Complaint only, and (ii) does not include BKD, LLP, which was named a defendant in the Delaware Action and the Indiana Federal Action. The Parties agree that Tarble and Gabbei are express third-party beneficiaries of the Stipulation and shall be entitled to enforce the Stipulation with the same rights and remedies as if first-party signatories thereto.
Release of Claims by the Plaintiffs in their Individual Capacities against BKD, LLP:  By operation of the Judgment, as of the Effective Date, Plaintiffs, solely in their individual capacities and not derivatively on behalf of Celadon, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, predecessors, successors, and assigns, shall be deemed to have fully, finally, and forever waived, released, relinquished, discharged, and dismissed with prejudice any and all Claims against BKD that Plaintiffs (i) asserted or alleged in any of the complaints in the Actions, or (ii) could have asserted or alleged in the Actions or in any other forum and arise out of, or are based upon, any of the allegations, transactions, facts, matters, actions, practices, conduct, events, disclosures, non-disclosures, occurrences, representations, statements, acts, omissions, or failures to act that were asserted or alleged in any of the complaints filed in in the Actions and relate to Celadon (the “Released BKD Claims”), and shall forever be barred and enjoined from commencing, instituting, asserting, prosecuting, participating in, or maintaining any of the Released BKD Claims against BKD.
Release of Claims by the Released Persons:  By operation of the Judgment, as of the Effective Date, the Released Persons, on behalf of themselves and each of their respective heirs, executors, trustees, administrators, predecessors, successors, and assigns, shall be deemed to have fully, finally, and forever waived, released, discharged, and dismissed each and every one of the Released Persons’ Claims against each and every one of the Released Plaintiff Parties and Celadon and shall forever be barred and enjoined from commencing, instituting, prosecuting, participating in, or maintaining any of the Released Persons’ Claims against any of the Released Plaintiff Parties and Celadon.
“Released Persons’ Claims”  means all Claims against the Released Plaintiffs’ Parties or Celadon that (i) were asserted or alleged in any of the complaints filed in the Actions, or (ii) could have been, or could in the future be, asserted or alleged in any of the Actions or in any other forum or proceeding by any of the Released Persons and arise out of or are related, directly or indirectly, in any way to any of the allegations, transactions, facts, matters, actions, practices, conduct, events, disclosures, non-disclosures, occurrences, representations, statements, misrepresentations, acts, omissions, or failures to act that were asserted or alleged in any of the complaints filed in the Actions and  relate to Celadon including Claims arising out of, relating to, or in connection with the institution, prosecution, or settlement of the Released Claims, provided, however, that Released Persons’ Claims do not include (i) Claims relating to the enforcement of the Settlement; (ii) any federal securities law claims currently asserted in the class action entitled In re Celadon Group, Inc. Securities Litigation, Case No. 17-cv-02828-JFK (S.D.N.Y.); (iii) any governmental or regulatory agency’s claims, if any, in any criminal or civil action against any of the Released Persons, or the potential to recover therefrom; (iv) any rights or Claims by any Released Person relating to contribution, indemnification and/or advancement of legal fees and expenses from Celadon or its affiliates, and any defenses, counterclaims, and/or cross-claims by any Released Person relating thereto; or (v) any rights or Claims by any Released Person for insurance coverage from insurers or any insurance policy under which any Released Person may be covered, or any defenses by such insurers relating thereto.
“Released Plaintiff Parties” means the Plaintiffs, Plaintiffs’ Counsel, and each of their respective past or present directors, officers, employees, insurers, attorneys, partners, principals, trustees, affiliates,  subsidiaries, parents, successors, predecessors, general or limited partners or partnerships, and limited liability companies; Immediate Family members, and heirs of any Released Plaintiff Party, as well as any trust of which any Released Plaintiff Party is the settlor or which is for the benefit of any of their Immediate Family members.
“Unknown Claims” means any Released Claims and/or Released Persons’ Claims that Plaintiffs, Celadon, any Celadon Shareholder (claiming in the right of, or on behalf of, Celadon), any Released Person, and/or any other Person does not know or suspect to exist in his, her or its favor at the time of the release of the Released Persons and Released Plaintiff Parties which, if known by him, her or it, might have affected his, her or its settlement with and release of the Released Persons and/or the Released Plaintiff Parties, or might have affected his, her or its decision not to object to this Settlement. Unknown Claims include those Claims in which some or all of the facts comprising the claim may be suspected, or even undisclosed or hidden. With respect to any and all Released Claims and Released Persons’ Claims the Parties stipulate and agree that, upon the Effective Date, they shall expressly waive, and every Celadon Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, expressly waived the provisions, rights, and benefits of California Civil Code § 1542, which provides:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

The Parties shall expressly waive, and every Celadon Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, expressly waived any and all provisions, rights, and benefits conferred by any law of any state or territory of the United States, or principle of common law or foreign law, which is similar, comparable or equivalent in effect to California Civil Code § 1542.  The Parties and/or any Celadon Shareholder may hereafter discover facts, legal theories, or authorities in addition to or different from those which he, she, or it now knows or believes to be true with respect to the subject matter of the Released Claims and/or the Released Persons’ Claims, but the Parties shall expressly have, and every Celadon Shareholder shall be deemed to have, and by operation of the Final Judgment shall have, fully, finally, and forever settled and released any and all Released Claims and/or Released Persons’ Claims, known or unknown, suspected or unsuspected, contingent or non-contingent, whether or not concealed or hidden, which now exist, or heretofore have existed, upon any theory of law or equity now existing or coming into existence in the future, including, but not limited to, conduct which is negligent, reckless, intentional, with or without malice, or a breach of any duty, law or rule, without regard to the subsequent discovery or existence of such different or additional facts, legal theories, or authorities.  The Parties acknowledge, and every Celadon Shareholder shall be deemed by operation of the Final Judgment to have acknowledged, that the inclusion of “Unknown Claims” in the definition of Released Claims and Released Persons’ Claims was separately bargained for and a key element of the Settlement.
12.          The Settlement is conditioned on the dismissal with prejudice of the Delaware Action, the Indiana Federal Court Action, and the Hermas Complaint, respectively.
SETTLEMENT HEARING AND RIGHT TO OBJECT
On January 28, 2019, the Court entered an order preliminarily approving the Stipulation and the Settlement contemplated therein, and this Notice (the “Preliminary Approval Order”).  The Preliminary Approval Order further provides that the Court will hold a hearing (“Settlement Hearing”) on April 9, 2019 at 2:30 p.m., before the Honorable Heather Welch, in Courtroom W-407 of the Indiana Commercial Court venued in Marion County Superior Court 1, pursuant to Rule 23.1 of the Indiana Rules of Trial Procedure, to among other things: (i) determine whether the Settlement should be approved by the Court as fair, reasonable, adequate and in the best interests of the Company and its stockholders; (ii) consider any objections to the Settlement submitted in accordance with the Notice; (iii) determine whether a Final Judgment substantially in the form attached as Exhibit B to the Stipulation should be entered dismissing with prejudice all claims in the Indiana State Court Action and releasing (a) the Released Claims against the Released Persons, and (b) the Released Persons’ Claims against the Released Plaintiffs’ Parties and Celadon; (iv) consider the payment by the Company to Plaintiffs’ Settlement Counsel of attorneys’ fees and expenses in the amount of $550,000 the (“Fee and Expense Amount”); (v) consider the payment to Plaintiffs of Service Awards in an amount not to exceed $1,500 each, which will be funded from the Fee and Expense Amount; and (vi) consider any other matters that may properly be brought before the Court in connection with the Settlement.
13.          Any Celadon Shareholder who wishes to object to the fairness, reasonableness, or adequacy of the Settlement as set forth in the attached Stipulation, or to the proposed Fee and Expense Amount, may file an objection.  An objector must file with the Court a written statement of his, her or its objection(s): (a) clearly indicating that objector’s name, mailing address, daytime telephone number, and e-mail address (if any); (b) stating that the objector is objecting to the proposed Settlement or award of attorneys’ fees and expenses in In re Celadon Group, Inc. Shareholder Derivative Litigation filed in Lead Case No. 49D01-1708-CT-033115 (Indiana Commercial Court); (c) specifying the reason(s), if any, for each such objection made, including any legal support and/or evidence that such objector wishes to bring to the Court’s attention or introduce in support of such objection; and (d) identifying and supplying documentation showing how many shares of Celadon common stock the objector owned as of January 4, 2019, when the objector purchased or otherwise acquired such shares, and proof that the objector still owns such Celadon shares.

14.          The objector must file such objections and supporting documentation with the Clerk of the Court, Marion County Superior Court, Room 6, 200 E. Washington Street, Indianapolis, Indiana 46204 not later than twenty-one (21) days prior to the Settlement Hearing, and, by the same date, copies of all such papers must also be received by one of the following persons:
Plaintiffs’ Settlement Counsel:
Shane Sanders
ROBBINS ARROYO LLP
540 Shoreham Place
San Diego, CA 92122
Timothy Brown
THE BROWN LAW FIRM, P.C.
240 Townsend Square
Oyster Bay, NY 11771

Samuel E. Bonderoff
ZAMANSKY LLC
50 Broadway, 32nd Floor
New York, NY 10004

15.          An objector may file an objection on his, her or its own or through an attorney hired at his, her or its own expense. If an objector hires an attorney to represent him, her or it for the purposes of making such objection pursuant to this paragraph, the attorney must effect service of a notice of appearance on the counsel listed above and file such notice with the Court no later than twenty-one (21) days before the Settlement Hearing.  Any Celadon Shareholder who does not timely file and serve a written objection complying with the terms of this paragraph shall be deemed to have waived, and shall be foreclosed from raising, any objection to the Settlement, and any untimely objection shall be barred.  Any submissions by the Parties in opposition or response to objections shall be filed with the Court no later than seven (7) days before the Settlement Hearing.
16.          Any objector who files and serves a timely, written objection in accordance with the instructions above and herein, may appear at the Settlement Hearing either in person or through counsel retained at the objector’s expense.  Objectors need not attend the Settlement Hearing, however, in order to have their objections considered by the Court.  Timely objectors or their attorneys intending to appear at the Settlement Hearing are required to indicate in their written objection (or in a separate writing submitted to the counsel listed in the preceding paragraph no later than twenty-one (21) days prior to the Settlement Hearing) that they intend to appear at the Settlement Hearing and identify any witnesses they may call to testify and exhibits they intend to introduce into evidence at the Settlement Hearing.  Objectors or their attorneys intending to appear at the Settlement Hearing must also, no later than twenty-one (21) days prior to the Settlement Hearing, file with the Court, and serve upon counsel listed in the above paragraph, a notice of intention to appear, setting forth the name and address of anyone intending to appear.  Any objector who does not timely file and serve a written objection in accordance with the procedures described above and a notice of intention to appear in accordance with this paragraph shall not be permitted to appear at the Settlement Hearing, except for good cause shown.
17.          Unless the Court orders otherwise, any person or entity who or which does not make his, her, or its objection in the manner set forth above shall:  (a) be deemed to have waived and forfeited his, her, or its right to object to any aspect of the proposed Settlement or the Fee and Expense Amount; (b) be forever barred and foreclosed from objecting to the fairness, reasonableness, or adequacy of the Settlement, the Judgment to be entered approving the Settlement, or the Fee and Expense Amount; and (c) be deemed to have waived and forever barred and foreclosed from being heard, in this or any other proceeding, with respect to any matters concerning the Settlement or the requested or awarded attorneys’ fees and litigation expenses. If you are a current holder of Celadon common stock and do not take steps to appear in this action and object to the proposed Settlement, you will be bound by the Final Judgment of the Court, and from pursuing any of the Released Claims.
CONDITIONS FOR SETTLEMENT AND TERMINATION
18.          The Settlement is conditioned upon the occurrence of certain events described in the Stipulation, which requires, among other things: (1) final approval by the Court of the Settlement; (2) entry by the Court of the Judgment and the Judgment becoming Final; (3) the expiration of the time for the Parties to terminate the Settlement in accordance with the Stipulation; and (4) the dismissal with prejudice of the Delaware Action, the Indiana Federal Court Action, and the Hermas Complaint, and such dismissals becoming Final.  If the Settlement is terminated by Plaintiffs or the Settling Defendants in accordance with the terms of the Stipulation (a “Termination”):  (a) the Settlement shall be without force and effect upon the rights of the Parties, and none of the terms of the Stipulation (other than those set forth in Paragraphs 10-11, 25-27, 31, 34-36, 38-42, and 48 of the Stipulation ) shall be effective or enforceable; (b) the Parties shall revert to their litigation positions immediately prior to the Execution Date and no claims, rights or defenses, whether legal or equitable, of any of the Parties to the Stipulation that existed prior to executing the Stipulation shall be diminished or prejudiced in any way; and (c) within ten (10) business days from the date of such Termination, Plaintiffs’ Settlement Counsel shall return to Celadon any and all sums paid for Plaintiffs’ attorneys fees and expenses pursuant to Paragraphs 8 and 9 of the Stipulation.
19.          Plaintiffs shall have the option to terminate the Settlement, and thereby the Stipulation, in the event that Bankruptcy Proceedings are filed by or against Celadon (a) at any time prior to the entry of Final Judgment approving the Settlement, or (b) within ninety (90) days thereafter, provided that Plaintiffs shall have transmitted a Termination Notice to all other Parties within thirty (30) calendar days of such bankruptcy filing.
EXAMINATION OF PAPERS AND INQUIRIES
20.          This Notice does not purport to be a comprehensive description of the Actions, the allegations related thereto, or the terms of the Settlement.  For a more detailed statement of the matters involved in the Actions, you may view a copy of the Stipulation in the “Investor” section of the Company’s web site, www.celadontrucking.com.  You may also inspect the pleadings, the orders entered in the Indiana State Court Action, the Indiana Federal Action and the Delaware Action during regular business hours of each business day at the following:
Indiana State Action
Copy Clerk
City-County Building, W-122
200 E. Washington Street, Indianapolis, IN 46204
First floor, west wing of the City-County Building inside the main Clerk's Office
Phone: (317) 327-4740
Fax:  (317) 327-3893
Indiana Federal Action
Clerk’s Office
Public Work Station
46 E. Ohio Street, Room 105
Indianapolis, IN  46204
Phone:  (317) 229-3700
Fax:  (317) 229-3959
Copy request form:
http://www.insd.uscourts.gov/sites/insd/files/forms/CopyRequestForm9.1.2018.pdf
Delaware Action
Office of the Register in Chancery
Court of Chancery of the State of Delaware
Leonard L. Williams Justice Center (formerly New Castle County Courthouse)
500 North King Street
Wilmington, DE  19801
(302) 255-0544
If you have questions regarding the Action or the Settlement, you may write or contact Plaintiffs’ Settlement Counsel at the addresses listed above in Paragraph 14:
DO NOT CALL OR WRITE THE COURT REGARDING THIS NOTICE

BY ORDER OF THE COURT

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